UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  February 18, 2005

                           ------------------

                         Digital Recorders, Inc.
           (Exact Name of Registrant as Specified in Charter)

       North Carolina               1-13408             56-1362926
(State or Other Jurisdiction      (Commission          (IRS Employer
     of Incorporation)            File Number)      Identification No.)

            5949 Sherry Lane, Suite 1050
                   Dallas, Texas                         75225
       (Address of Principal Executive Offices)       (Zip Code)


      Registrant's Telephone Number, including Area Code: (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [   ]     Written communications pursuant to Rule 425 under the
               Securities Act (17 CFR 230.425)

     [   ]     Soliciting material pursuant to Rule 14a-12 under the
               Exchange Act (17 CFR 240.14a-12(b))

     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
               under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
               under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

     On February 18, 2005, J. Phillips L. Johnston, age 65, informed the Company that he wishes to not serve the remaining year of his elected three-year term, which expires in 2006. His voluntary resignation, for personal reasons, is effective as of the date of the June 3, 2005 Annual Meeting of Shareholders. The Company and Mr. Johnston make note of the fact there are no disagreements causing his decision.

     The Company expresses appreciation to Mr. Johnston for his service and wishes him well in his new endeavors. The Corporate Governance and Nominating Committee has considered this matter, reviewed the present needs of the Board of Directors and its committees, and has concluded that it is not necessary to fill Mr. Johnston's vacated Board of Directors' position at this time.


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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DIGITAL RECORDERS, INC.


Date:  March 23, 2005                   By:  /s/  DAVID N. PILOTTE
                                           ------------------------
                                           David N. Pilotte
                                           Chief Financial Officer